UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Old Bayshore Highway, Suite 400 Burlingame, California 94010 (650) 238-9600 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 22, 2022, Innoviva, Inc., a Delaware corporation (“Innoviva”), completed its acquisition of La Jolla Pharmaceutical Company, a Delaware corporation (“La Jolla”), pursuant to that certain Agreement and Plan of Merger, dated as of July 10, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Innoviva, La Jolla, and Innoviva Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Innoviva (“Purchaser”). Pursuant to the Merger Agreement, Purchaser conducted a tender offer (the “Offer”) for all of the issued and outstanding shares of La Jolla’s common stock, par value $0.0001 per share (the “Shares”), other than any Innoviva-Owned Shares and La Jolla-Owned Shares (each as defined below), at a purchase price of $6.23 per Share in cash (the “Offer Price”), without interest and subject to any applicable withholding taxes (the “Merger Consideration”), on the terms and conditions set forth in the Merger Agreement.

The Offer expired one minute after 11:59 P.M., New York City time, on August 19, 2022 as scheduled and was not extended. According to American Stock Transfer and Trust Company, LLC, the depositary for the Offer, 21,703,224 Shares were validly tendered and not withdrawn pursuant to the Offer, which Shares represented approximately 87.03% of the outstanding Shares, satisfying the minimum tender condition to the Offer. Each other condition to the Offer was satisfied or waived, and Purchaser irrevocably accepted for payment all Shares that were validly tendered and not validly withdrawn. On August 22, 2022, Innoviva issued a press release announcing the expiration and results of the Offer and the completion of the Merger, a copy of which is attached as Exhibit (a)(5)(B) to Amendment No. 2 to the Schedule TO filed by Innoviva with the Securities and Exchange Commission (the “SEC”) on August 22, 2022 and is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On August 22, 2022, following consummation of the Offer, Purchaser merged with and into La Jolla (the “Merger”), with La Jolla surviving as a wholly-owned subsidiary of Innoviva. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the La Jolla stockholders required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than (i) Shares owned at the commencement of the Offer and immediately prior to the Effective Time by Innoviva, Purchaser or any other direct or indirect wholly-owned subsidiary of Innoviva (the “Innoviva-Owned Shares”), (ii) Shares owned immediately prior to the Effective Time by La Jolla (or held in La Jolla’s treasury) (the “La Jolla-Owned Shares”) and (iii) Shares held by stockholders who are entitled to, and who have properly exercised and perfected their respective demands for, appraisal of such Shares in the time and manner provided in Section 262 of the DGCL and, as of the Effective Time, have neither effectively withdrawn their respective demand nor otherwise lost their respective rights to appraisal pursuant to Section 262 of the DGCL), was converted into the right to receive an amount in cash equal to the Merger Consideration, without interest and subject to any applicable withholding of taxes. Additionally, each issued and outstanding share of La Jolla’s Series C-12 Convertible Preferred Stock, par value $0.0001 per share (each, a “Preferred Share”) (other than (i) Preferred Shares owned at the commencement of the Offer and immediately prior to the Effective Time by Innoviva, Purchaser or any other direct or indirect wholly-owned subsidiary of Innoviva, (ii) Preferred Shares owned immediately prior to the Effective Time by La Jolla (or held in La Jolla’s treasury) and (iii) Preferred Shares held by stockholders who are entitled to, and who have properly exercised and perfected their respective demands for, appraisal of such Shares in the time and manner provided in Section 262 of the DGCL and, as of the Effective Time, have neither effectively withdrawn their respective demand nor otherwise lost their respective rights to appraisal pursuant to Section 262 of the DGCL), was converted into the right to receive an amount in cash equal to 1,724.04 times the Merger Consideration (the “Preferred Share Consideration”), without interest and subject to any applicable withholding of taxes.

As a result of the Merger, (i) each option to purchase Shares (each, a “La Jolla Option”), whether vested or unvested, was terminated and cancelled immediately prior to the Effective Time in exchange for the right of the holder thereof to receive a lump-sum amount in cash, without interest, equal to the excess, if any, of the Offer Price over the exercise price per share thereof, net of any taxes withheld pursuant to the Merger Agreement. With respect to each La Jolla Option with an exercise price that is greater than or equal to the Offer Price, such termination and cancellation was for no consideration.

The foregoing description of the Merger Agreement (including the description of the consideration payable in connection with the Merger) is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Innoviva with the SEC on July 11, 2022, and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 22, 2022, Innoviva issued a press release announcing the expiration and results of the Offer and the completion of the Merger, a copy of which is attached as Exhibit (a)(5)(B) to Amendment No. 2 to the Schedule TO filed by Innoviva with the Securities and Exchange Commission (the “SEC”) on August 22, 2022 and is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of July 10, 2022, by and among Innoviva, Inc., Innoviva Acquisition Sub, Inc., and La Jolla Pharmaceutical Company† (incorporated herein by reference to Exhibit 2.1 to Innoviva’s Current Report filed on July 11, 2022)

99.1	Press Release, dated August 22, 2022, issued by Innoviva, Inc. announcing the expiration and results of the Offer and the completion of the Merger (incorporated herein by reference to Exhibit (a)(5)(B) to Innoviva’s Amendment No. 2 to the Schedule TO filed on August 22, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Schedules and exhibits omitted pursuant to item 601(b)(2) of Regulation S-K. Innoviva agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2022	INNOVIVA, INC.

	By:	/s/ Pavel Raifeld
Pavel Raifeld Chief Executive Officer